SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: April 28, 2004

(Date of earliest event reported)

Markel Corporation

(Exact name of registrant as specified in its charter)

Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4521 Highwoods Parkway

Glen Allen, Virginia 23060-6148

(804) 747-0136

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report.)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(a) None

(b) None

(c) Exhibit

No.	Description
99.1	Press release issued April 28, 2004.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 28, 2004, Markel issued a press release announcing first quarter 2004 financial results. A copy of this press release is furnished as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARKEL CORPORATION

Date: April 28, 2004.	By:	/s/ Darrell D. Martin

Name: Darrell D. Martin Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press release issued April 28, 2004